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                                                                    Exhibit 10.8


SECTION 162(M) OFFICER


                       CONTINGENT STOCK PURCHASE AGREEMENT

      AGREEMENT dated as of          between SEALED AIR CORPORATION, a Delaware
corporation (the "Corporation"), and             (the "Employee").

      The Employee is now an officer of the Corporation and has been selected by the Organization and Compensation Committee (the "Committee") of the Board of Directors of the Corporation as one who is in a position to make a significant contribution to the growth and success of the Corporation. Pursuant to the Contingent Stock Plan of Sealed Air Corporation (the "Plan"), the Corporation desires to provide an incentive to the Employee which will permit him to share directly in the growth of the Corporation and to further identify his interests with those of the stockholders of the Corporation.

      NOW, THEREFORE, the Corporation and the Employee mutually agree as follows:

SECTION 1. PURCHASE AND SALE OF STOCK

      Subject to the terms and conditions hereinafter set forth, the Corporation hereby sells to the Employee and the Employee purchases from the Corporation * * shares of the $0.10 par value Common Stock of the Corporation ("Common Stock") for a purchase price of $1.00 per share (subject to adjustment pursuant to Section 7 of the Plan) (the "Issue Price"), receipt of which the Corporation hereby acknowledges. The Corporation will deliver to the Employee a certificate representing such shares of Common Stock within a reasonable time after execution of this Agreement.


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SECTION 2.  REPRESENTATION

      The Corporation represents that all shares of Common Stock issued pursuant to this Agreement will be duly authorized, validly issued, fully-paid and nonassessable.

SECTION 3.  REPURCHASE OPTION AND PERIOD OF RESTRICTION

      During the period beginning on the date of this Agreement and ending on the third anniversary of such date (the "Option Period"), the Common Stock issued pursuant to this Agreement shall be subject to an option (the "Repurchase Option") in favor of the Corporation to reacquire such Common Stock at a price per share equal to the Issue Price. The Corporation shall have the right to extend the period during which the Repurchase Option may become exercisable (the "Extended Option Period") for such number of the shares (the "Extended Option Shares") covered by this Agreement as shall be determined as described below. Such right, which may be exercised more than once, shall be exercised by notice (the "Extension Notice") to the Employee no later than the end of the Option Period for the first Extended Option Period, or the then-current Extended Option Period for any subsequent Extended Option Period, of the number of shares that the Corporation designates as Extended Option Shares that shall remain subject to the Repurchase Option through the next Extended Option Period. The number of shares so designated as Extended Option Shares shall be determined by the Corporation in its sole discretion based upon its estimate of the number of shares then remaining subject to the Repurchase Option for which the related compensation expense may exceed the Corporation's deduction limit under Section 162(m) of the Internal Revenue Code (based upon the assumption that the Employee is a "covered employee" as that term is defined in such Section) for the taxable year in which the Option Period or the then-current Extended Option Period, as the case may be, ends after estimating all other compensation expected to be paid to the Employee for such year.


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The term "Extended Option Period" shall mean, with respect to the first Extended
Option Period, the period ending on March 1 of the taxable year next following the taxable year in which the Option Period ends or such later date as the Corporation may designate in the first Extension Notice and, with respect to each subsequent Extended Option Period, shall mean the period ending on March 1 of the next succeeding taxable year or such later date as the Corporation may designate in the applicable Extension Notice. None of the shares of Common Stock issued pursuant to this Agreement nor any interest therein shall be sold, transferred or encumbered until the Repurchase Option as to such shares may no longer become exercisable. The Repurchase Option shall become exercisable during the Option Period or any Extended Option Period, as the case may be, upon the termination of employment of the Employee with the Corporation or any of its subsidiaries other than as a result of the Employee's death or permanent and total disability.

SECTION 4. EXERCISE OF THE REPURCHASE OPTION

      The Repurchase Option shall be exercised in whole or in part by the Corporation, if at all, by its sending written notice of such exercise to the Employee at the address specified in or pursuant to Section 10 within 120 days after the Employee's termination of employment. Such notice, which may be delivered in person or sent by registered or certified mail, postage prepaid, or by any other delivery service that provides written confirmation of delivery, shall also set forth the address to which and the date on which the certificates representing the Common Stock in respect of which the Repurchase Option is being exercised, duly endorsed for transfer, should be sent, unless such certificates are being held by the Corporation. The date specified shall not be less than ten days nor more than thirty days from the date of such notice. The Employee or his successor in interest with respect to such shares shall have no further rights as a stockholder from and after the date so specified in such notice and agrees that the Common Stock represented by


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such certificate shall be deemed canceled and returned to the treasury of the
Corporation and that the Employee will have no further incidents of ownership, including the right to receive dividends or other distributions. If the certificates are duly delivered in accordance with the written notice, the Corporation shall promptly send to the Employee its check in the amount of the Issue Price for such shares. The Corporation shall affix to the certificates any required stock transfer stamps. If the certificates are not so delivered, the Corporation shall deposit the required amount of payment in an escrow account in the name of the Employee to be held therein until such certificates are delivered to the Corporation and the Corporation shall immediately advise its transfer agent of such action. In addition, if the certificates are not so delivered, the Employee shall repay to the Corporation any dividends or other distributions which may have become payable of record on or after the date on which the Employee was required to deliver the certificates to the Corporation and agrees to reimburse the Corporation all of its expenses (including attorneys' fees) incurred in connection with any steps the Corporation may take to cancel the certificates or to obtain the repayment of such dividends or other distributions, or both.

SECTION 5. LEGEND ON STOCK CERTIFICATES

      Every certificate of Common Stock issued pursuant to this Agreement shall, so long as the restrictions described in Section 3 remain in effect as to any of the shares covered by such certificate, bear a legend in substantially the following form:


                  This certificate and the shares represented hereby are held subject to the terms of the Contingent Stock Plan of Sealed Air Corporation which Plan provides that the shares issued pursuant thereto are subject to an option in favor of Sealed Air Corporation to reacquire such shares at a price which may be significantly lower than their fair market value and that neither such shares nor any interest therein may be sold, transferred or encumbered until the expiration of such option. If such option is exercised, the holder of the shares represented by this certificate will have no further rights with respect to such shares and this certificate will be deemed void. A copy of the Contingent Stock Plan is available


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            for inspection at the executive offices of Sealed Air Corporation.

and shall have in effect a stop-transfer order with respect thereto. Upon expiration of the Repurchase Option as to any of the shares covered by a certificate of Common Stock issued pursuant to this Agreement, the Employee may surrender to the Corporation the certificate representing such shares in exchange for a new certificate or certificates free of such legend for the shares for which the Repurchase Option has expired, PROVIDED that the Corporation shall issue a certificate or certificates bearing such legend for any of the shares covered by the surrendered certificate for which the Repurchase Option has not yet expired.

SECTION 6. GOVERNMENT AND OTHER REGULATIONS AND RESTRICTIONS

      The obligations of the Corporation to issue Common Stock upon execution of this Agreement shall be subject to all applicable laws, rules and regulations and to such approvals by governmental agencies as may be required. The Employee consents to the imprinting of the following legend on any certificate or certificates evidencing such shares and to the entry of a stop-transfer order with respect thereto in the records of the Corporation's transfer agent:

            The shares represented by this certificate may be sold, transferred or otherwise disposed of only if registered under the Securities Act of 1933, as amended, or if in the opinion of counsel to Sealed Air Corporation, an exemption from registration is available.

SECTION 7.  REGISTRATION OF SHARES

      The Corporation shall be under no obligation to register any shares of Common Stock under the Securities Act of 1933.

SECTION 8.  NO RIGHTS IN COMMON STOCK

      The Employee shall not have any interest in or be entitled to any voting rights or dividends or other rights or privileges of stockholders of the Corporation with respect to any shares of Common Stock issued pursuant to this Agreement until the shares of Common Stock


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are actually issued to the Employee and then only from the date the Employee becomes the record owner thereof.

SECTION 9.  INJUNCTIVE RELIEF

      In addition to any other rights or remedies available to the Corporation as a result of the breach of the Employee's obligations hereunder, the Corporation shall be entitled to enforcement of such obligations by an injunction or a decree of specific performance from a court with appropriate jurisdiction and, in the event that the Corporation is successful in any suit or proceeding brought or instituted by the Corporation to enforce any of the provisions of this Agreement or on account of any damages sustained by the Corporation by reason of the violation by the Employee of any of the terms and conditions of this Agreement to be performed by the Employee, the Employee agrees to pay to the Corporation all costs and expenses including attorneys' fees reasonably incurred by the Corporation.

SECTION 10. NOTICES

      Any notice which either party hereto may be required or permitted to give to the other shall be in writing and, except as otherwise required herein, may be delivered personally or by mail to the Corporation at Park 80 East, Saddle Brook, New Jersey 07663, attention of the Secretary of the Corporation, or to the Employee at the address set forth below or at such other address as either party may designate by notice to the other.

SECTION 11. SUBSIDIARIES

      The subsidiaries of the Corporation referred to in this Agreement are those corporations, joint ventures or other entities in which the Corporation owns, directly or indirectly, in the aggregate at least 50 percent of the voting power of the classes of stock of such entity entitled to


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vote and those partnerships, joint ventures and other entities in which the
Corporation owns, directly or indirectly, a 50% or more interest in the capital account or earnings.

SECTION 12.  ADJUSTMENTS

      In the event of changes in the Common Stock of the Corporation after the date of this Agreement by reason of any stock dividend, split-up, combination of shares, reclassification, recapitalization, merger, consolidation, reorganization, or liquidation: (a) the Repurchase Option and the restrictions described in Section 3 and the requirement of a legend on stock certificates as described in Sections 5 and 6 shall apply to any securities issued in connection with any such change in respect of Common Stock issued pursuant to this Agreement, and (b) appropriate adjustments shall be made by the Committee as to
(i) the number of shares to be delivered and the price per share to be paid by the Corporation upon the exercise, in whole or in part, of the Repurchase Option, (ii) the number of shares to be delivered and the Issue Price where such change occurs after the date of this Agreement but before the date the stock covered by this Agreement is delivered, and (iii) the number and class of shares available under the Plan in the aggregate.

SECTION 13. SUCCESSORS

      The provisions of this Agreement shall be binding upon and inure to the benefit of all successors of the Employee, including, without limitation, his estate and the executors, administrators or trustees thereof, his heirs and legatees and any receiver, trustee in bankruptcy or representative of his creditors.

SECTION 14. CORPORATION'S RIGHT TO TERMINATE EMPLOYMENT

      Nothing contained in this Agreement shall confer upon the Employee a right to continue in the employ of the Corporation or any of its subsidiaries or interfere in any way with the right


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of the Corporation or any of its subsidiaries to terminate the employment of the
Employee at any time, with or without cause.

SECTION 15.  PAYMENT OF WITHHOLDING TAX

      If, in the opinion of counsel for the Corporation, any federal, state or local taxes or any other charges may now or later be required by law to be withheld by the Corporation or one of its subsidiaries from the wages or salary of the Employee by reason of this Agreement or otherwise with respect to the Common Stock governed hereby, the Employee agrees to pay to the Corporation or such subsidiary, as the case may be, on five days written demand from the Corporation or such subsidiary an amount equal to such withholding tax or charge.

SECTION 16. ACTION BY CORPORATION

      Neither the existence of this Agreement nor the issuance of Common Stock pursuant hereto shall impair the right of the Corporation or its stockholders to make or effect any of the adjustments, recapitalizations or other changes in the Common Stock referred to in Section 12, any change in the Corporation's business, any issuance of debt obligations or stock by the Corporation or any grant of options with respect to stock of the Corporation.

SECTION 17.  INTERPRETATION

      The Employee agrees that all questions of interpretation and administration of this Agreement shall be determined by the Committee in its sole discretion and such determination shall be final, binding and conclusive upon him. If the Committee is not acting, its functions shall be performed by the Board of Directors of the Corporation, and each reference in this Agreement to the Committee shall, in that event, be deemed to refer to the Board of Directors.



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SECTION 18.  APPLICABLE LAW

      This Agreement shall be governed and construed in accordance with the laws of the State of Delaware.

SECTION 19. TERMS AND CONDITIONS OF CONTINGENT STOCK PLAN OF SEALED AIR
            CORPORATION

      The authority of the Corporation to enter into this Agreement and the issuance of shares of Common Stock pursuant hereto is derived exclusively from the Plan and from a resolution of the Committee granting the Employee the right to purchase shares of Common Stock pursuant to the Plan (the "Resolution"). In the event that any terms or conditions of this Agreement are in conflict with any terms or conditions of the Plan or of the Resolution, the terms and conditions of the Plan or Resolution shall control.

      IN WITNESS WHEREOF, the Corporation has caused this Agreement to be duly executed under its corporate seal and the Employee has hereunto set his hand and seal, all as of the day and year first above written.

                                            SEALED AIR CORPORATION


                                            By
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[Corporate Seal]

Attest:



--------------------------------
          Secretary

                                            ------------------------------[L.S.]
                                                  Employee
                                            Address of Employee:



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